UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2023

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2023, the Board of Directors (the “Board”) of Cogent Communications Holdings, Inc. (the “Company”) appointed Greg W. O’Connor as Vice President and Chief Operating Officer of the Company. Mr. O’Connor, age 52, was previously employed by T-Mobile US, Inc. as Vice President and General Manager for T-Mobile Wireline, from 2021 to April 2023, and oversaw all Wireline operations, including sales, marketing, customer service, and product management. Before that role, he was Vice President of Sprint Corporation’s Core and Access Network from 2015 to 2021. Mr. O’Connor was responsible for planning, engineering, and deploying Sprint’s mobile core, RAN, wireline network, and backhaul for Sprint’s networks worldwide. In his early career, he worked as a software development consultant serving various U.S. government agencies. He is a graduate of Southern Connecticut State University (BS) and Syracuse University (MS).

In connection with his appointment, the Board approved a restricted stock grant of 16,000 shares to Mr. O’Connor. The grant of restricted stock has an initial vest amount of 2,000 shares vesting on March 1, 2025. The remaining shares vest in quarterly installments of 2,000 shares each on June 1, September 1, December 1 and March 1 thereafter, with full vesting occurring on December 1, 2026. The restricted stock has voting rights. The Restricted Stock Award with further terms and conditions is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

As noted below under Item 5.07, at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on May 3, 2023, the Company’s stockholders, upon the recommendation of the Board, approved an amendment and restatement of the Company’s 2017 Incentive Award Plan (as amended and restated, the “A&R Plan”).

The A&R Plan increases the number of shares available for issuance by 1.2 million shares and amends certain provisions related to the minimum vesting of awards for non-employee directors.

A more detailed description of the material terms of the A&R Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2023, and such description is hereby incorporated by reference herein. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the A&R Plan and are qualified by reference to the text of the A&R Plan, which is included as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2023, the Company held its Annual Meeting at 2450 N Street NW, Washington, DC 20037. On the record date of March 10, 2023, there were 48,350,027 shares of the Company’s common stock outstanding. The following proposals were submitted to a vote of the stockholders at the Annual Meeting, each of which is described in detail in the Proxy Statement:

Under the first proposal, each of the following nominees were elected to the Board, to hold office until his or her successor is elected and qualified, with the following voting results:

Dave Schaeffer:	FOR: 40,703,286	AGAINST: 552,418	ABSTAIN: 13,111
Marc Montagner	FOR: 40,541,891	AGAINST: 713,606	ABSTAIN: 13,318
D. Blake Bath:	FOR: 38,736,246	AGAINST: 2,519,351	ABSTAIN: 13,218
Steven D. Brooks:	FOR: 39,325,901	AGAINST: 1,929,686	ABSTAIN: 13,228
Paul de Sa	FOR: 41,056,241	AGAINST: 198,812	ABSTAIN: 13,762
Lewis H. Ferguson, III:	FOR: 39,159,392	AGAINST: 2,095,674	ABSTAIN: 13,749
Eve Howard:	FOR: 41,153,844	AGAINST: 102,050	ABSTAIN: 12,921
Deneen Howell:	FOR: 41,053,121	AGAINST: 201,343	ABSTAIN: 14,351
Sheryl Kennedy:	FOR: 40,117,415	AGAINST: 1,137,582	ABSTAIN: 13,818

Broker non-votes for the first proposal were 2,535,472 shares.

Stockholders approved the second proposal, approval of an amendment and restatement of the Company’s 2017 Incentive Award Plan. The vote on this second proposal was as follows: FOR: 40,290,197; AGAINST: 953,660; ABSTAIN: 24,958. Broker non-votes for this second proposal were 2,535,472 shares.

Stockholders approved the third proposal, ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023. The vote on this third proposal was as follows: FOR: 40,985,489; AGAINST: 2,808,777; ABSTAIN: 10,021. Broker non-votes for this second proposal were zero (0) shares.

Stockholders approved the fourth proposal, an advisory vote to approve named executive officer compensation. The vote on this fourth proposal was as follows: FOR: 38,901,256; AGAINST: 2,321,024; ABSTAIN: 46,535. Broker non-votes for this fourth proposal were 2,535,472 shares.

For the fifth proposal, stockholders selected 1 YEAR as the recommended frequency of future stockholder advisory votes to approve named executive officer compensation. The vote on this fourth proposal was as follows: 1 YEAR: 40,356,509; 2 YEARS: 8,844; 3 YEARS: 876,325; ABSTAIN: 27,137. Broker non-votes for this fourth proposal were 2,535,472 shares.

Based on the result of the vote on the fifth proposal, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote to approve named executive officer compensation every year until the next required advisory vote on the frequency of future advisory votes to approve named executive officer compensation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Restricted Stock Award, dated as of May 3, 2023, between the Company and Greg W. O’Connor (filed herewith).

10.2	Amended and Restated Cogent Communications Holdings, Inc. 2017 Incentive Award Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed March 15, 2023 (File No. 000-51829)).

104	Cover Page Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

May 4, 2023	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: President and Chief Executive Officer